                                                                    EXHIBIT 10.5

This instrument is a Mortgage, Security Agreement and Fixture Filing of both real and personal property, including, without limitation, fixtures. The total outstanding principal amount of indebtedness that is, or under any contingency may be, secured by this Mortgage shall not exceed $20,943,726.74. This instrument secures obligations containing provisions for changes in interest rates, extensions of time for payment and other modifications in the terms of the indebtedness and the obligations secured. This instrument is to be indexed in the applicable real property recording office as both a mortgage and a fixture filing.

================================================================================

               AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES
                AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

                                 by and between

        Oneida Silvermiths, Inc. (the "Entity"), a New York corporation, having an address at 163-181 Kenwood Avenue, Oneida, New York 13421;

      Oneida County Industrial Development Agency (the "Agency"; the Entity and the Agency, together with their respective successors and assigns, being collectively called the "Mortgagor"), a public benefit corporation existing under the laws of the State of New York, having an address at 153 Brooks Road, Rome, New York 13441; and

         JPMorgan Chase Bank (together with its successors and assigns, the "Mortgagee"), as collateral agent for the lenders from time to time party to the Credit Agreement (as hereinafter defined), having an address at 1111 Fannin, 10th Floor, Houston, Texas 77002.

                          Dated: as of August 31, 2004

================================================================================

Record and Return to:

                                        Chester P. Lee, Esq.
                                        Morgan, Lewis & Bockius LLP
                                        101 Park Avenue
                                        New York, New York  10178-0060

          THIS AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as the same may be amended, amended and restated, supplemented, extended, consolidated, spread, or otherwise modified, renewed or replaced, this "Mortgage") is made as of August 31, 2004, by and between Oneida Silversmiths, Inc. (the "Entity"), a New York corporation; Oneida County Industrial Development Agency (the "Agency"; the Entity and the Agency, together with their respective successors and assigns, being collectively called the "Mortgagor"), a public benefit corporation existing under the laws of the State of New York; and JPMorgan Chase Bank (together with its successors and assigns, the "Mortgagee") as collateral agent for the lenders from time to time party to the Credit Agreement (as hereinafter defined). All capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement, unless otherwise indicated herein.

                                 R E C I T A L S

          A. WHEREAS, the Mortgagee is the holder of the mortgage more particularly described on Exhibit A attached hereto (as the same has been amended, supplemented, replaced, extended, consolidated, renewed or otherwise modified, the "Existing Mortgage");

          B. WHEREAS, the Existing Mortgage encumbers, among other things, the real property more particularly described on Exhibit B attached hereto;

          C. WHEREAS, pursuant to the Assignment of Lease, dated July 25, 2003 and recorded on May 27, 2004 with the Clerk of Oneida County, Oneida assigned, and the Entity acquired, subject to the Existing Mortgage, the lessee's interest in and to the Agency Lease Agreement (as hereinafter defined) demising the real property more particularly described on Exhibit B attached hereto;

          D. WHEREAS, the Existing Mortgage secures, among other things, the principal payment obligations under the Notes (as defined in the Existing Mortgage);

          E. WHEREAS, the Notes were issued pursuant to the terms and conditions of (a) the 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001 among THC Systems, Inc., Oneida Ltd. (the "Borrower"), Allstate Insurance Company, Allstate Life Insurance Company and Pacific Life Insurance Company (as the same has been amended, supplemented, replaced or otherwise modified, the "Existing Note Agreement") and (b) the Amended and Restated Credit Agreement dated as of April 27, 2001 among the Borrower, the Mortgagee, as administrative agent, and the lenders from time to time party thereto (as the same has been amended, supplemented, replaced or otherwise modified, the "Existing Credit Agreement");

          F. WHEREAS, the Entity executed and delivered (a) the Subsidiary Guarantee Agreement, dated July 25, 2003, with respect to the Existing Note Agreement and (b) the Subsidiary Guarantee Agreement, dated as of July 25, 2003, with respect to the Existing Credit Agreement, which guaranteed, among other things, the principal payment obligations under the Notes;

          G. WHEREAS, the Existing Note Agreement, the Existing Credit Agreement and certain other agreements are being restructured pursuant to a Second Amended and Restated Credit Agreement dated as of August 9, 2004 among the Borrower, the Mortgagee, as the administrative agent and the collateral agent and the lenders party thereto (as the same may at any time be amended, amended and restated, supplemented or otherwise modified, renewed or replaced, the "Credit Agreement");

          H. WHEREAS, pursuant to the Credit Agreement, the Entity and other parties thereto shall execute and deliver the Amendment and Restated Consolidated Subsidiary Guarantee Agreement, dated August 9, 2004, which shall amend and restate the agreements referred to in paragraph G of the Recitals of this Mortgage;

          I. WHEREAS, the Amended and Restated Consolidated Subsidiary Guarantee Agreement guarantees, among other things, the principal payment obligations under the Notes (as amended pursuant to the Credit Agreement);

          J. WHEREAS, it is a condition precedent to, among other things, the effectiveness of the Credit Agreement, that the Mortgagor execute and deliver this Mortgage;

          K. WHEREAS, the principal amounts due under the Notes as of the date of the Existing Mortgage were equal to $67,220,000.00, and the Existing Mortgage secured, among other things, the payment of such principal amounts up to a maximum principal amount of $47,105,000.00;

          L. WHEREAS, as of the date hereof, the principal amounts due under the Notes is equal to $27,725,393.44, and the Existing Mortgage secures, among other things, the payment of such principal amounts up to the maximum principal amount of $19,428,810.74;

          M. WHEREAS, the Mortgagor and the Mortgagee desire to increase the principal payment obligations secured by this Mortgage (above the principal payment obligations secured by the Existing Mortgage) by a principal amount of $1,514,916.00; and

          N. WHEREAS, this Mortgage continues to secure the principal payment obligations under the Notes (as amended pursuant to the Credit Agreement).

          The Existing Mortgage shall be amended and restated in its entirety to read as follows:

          NOW, THEREFORE, (a) the principal payment obligations secured by this Mortgage shall be increased (above the principal payment obligations secured by the Existing Mortgage) by a principal amount of $1,514,916.00 and (b) to secure the prompt and complete payment and performance of the Guaranteed Obligations (as defined in the Amended and Restated Consolidated Subsidiary Guarantee Agreement) (provided that (i) the outstanding principal amount of indebtedness that is, or under any contingency may be, secured by this Mortgage shall not exceed $20,943,726.74 and (ii) the principal payment obligations which shall be secured by this Mortgage shall be limited solely to the Term Loans (without any increase of the same due to drawings under the Existing Standby L/Cs) and this Mortgage shall not secure the principal payment obligations of the Swingline Loans or the Revolving Credit Loans), the

Mortgagor hereby mortgages, bargains, grants, conveys, warrants, pledges, assigns, hypothecates, pledges and sets over WITH POWER OF SALE unto the Mortgagee, and grants to the Mortgagee a security interest in, the following property (collectively, the "Mortgaged Property"):

                               GRANTING CLAUSE ONE

          The real property described on Exhibit B attached hereto (the "Premises") and all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "Improvements");

                               GRANTING CLAUSE TWO

          All current and future easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers and air rights, development rights and zoning rights, all current and future rights to oil, timber, gas, minerals, coal and other substances of any kind or character, and all current and future estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and/or the Improvements and the reversion and reversions, remainder and remainders, and all current and future land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof, and all current and future estates, rights, titles, interests, dower and rights of dower, curtsey and rights of curtsey, property, possession, claim and demand whatsoever, both at law and in equity, of the Mortgagor of, in and to the Premises and/or the Improvements and every part and parcel thereof, with the appurtenances thereto;

                              GRANTING CLAUSE THREE

          All machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature, whether tangible or intangible, whatsoever owned by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon the Premises and/or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and/or the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon the Premises and/or the Improvements, or appurtenant thereto, or usable in connection with the present or future operation, enjoyment and occupancy of the Premises and/or the Improvements (collectively, the "Equipment"), including any leases of any of the foregoing, any deposits existing at any time in connection with any of the foregoing, and the right, title and interest of the Mortgagor in and to any of the Equipment that may be subject to any "security interests" as defined in New York's Uniform Commercial Code (the "Uniform Commercial Code");

                              GRANTING CLAUSE FOUR

          Awards, damages and payments, including, without limitation, interest thereon, that may now or hereafter be made with respect to the Premises, the Improvements and/or the Equipment, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury, or damage to, or decrease in the value of the Premises, Improvements and/or the Equipment;

                              GRANTING CLAUSE FIVE

          All leases, licenses, occupancy agreements and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises, the Improvements and/or the Equipment, including, without limitation, any extensions, renewals, modifications or amendments thereof (as the same may at any time be amended, amended and restated, supplemented or otherwise modified, renewed or replaced, collectively, the "Leases"), but excluding the exercise by the Agency of its Reserved Rights (as hereafter defined) under the Lease Agreement, dated as of February 29, 2000, between the Agency and Oneida (preceding in interest to the Entity) (as the same may at any time be amended, amended and restated, supplemented or otherwise modified, renewed or replaced, the "Agency Lease Agreement") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature now or hereinafter received by or paid to or for the account of or benefit of the Mortgagor or its agents or employees from any and all sources arising from or attributable to the Premises, the Improvements and/or the Equipment, excluding, however, any monies payable to the Agency pursuant to the Agency's Reserved Rights (collectively, the "Rents"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                               GRANTING CLAUSE SIX

          All proceeds of and any unearned premiums on any insurance policies now or hereafter covering the Mortgaged Property (including, without limitation, title insurance), including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage or other casualty to the Mortgaged Property;

                              GRANTING CLAUSE SEVEN

          The right, in the name and on behalf of the Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of the Mortgagee in the Mortgaged Property;

                              GRANTING CLAUSE EIGHT

          All estate, right, title and interest of the Entity, both at law and in equity, in and to the Agency Lease Agreement and the leasehold estate created thereby and all rights to any deposits which may be held at any time thereunder by lessor, and any option or right to acquire the fee simple title to the Premises, Improvements and/or the Equipment;

                              GRANTING CLAUSE NINE

          All proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

          TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, its successors and assigns, to its and their own proper use, benefit and behoof forever,

          PROVIDED THAT this Mortgage shall be discharged at the expense of the Mortgagor upon payment and performance in full of the Guaranteed Obligations, or as otherwise provided in the Credit Agreement.

                                    ARTICLE I

          THE MORTGAGOR REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH
                           THE MORTGAGEE AS FOLLOWS:

     Section 1. Credit Agreement. Any reference to a provision of the Credit Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein. All of the terms and conditions of the Credit Agreement are hereby made a part of this Mortgage to the same extent and with the same force as is fully set forth herein.

     Section 2. Beneficiaries. All covenants, stipulations and agreements herein contained by and on behalf of the Mortgagor shall be for the sole and exclusive benefit of the Mortgagee, individually and in its capacity as Collateral Agent for the benefit of the Lenders. Nothing herein expressed or implied is intended or shall be construed to confer upon, or to give to, any person other than the Mortgagor and the Mortgagee any right, remedy or claim under or by reason hereof.

     Section 3. No Credit for Taxes Paid. The Mortgagor shall not be entitled to any credit against payments due hereunder by reason of the payment of any taxes, assessments, water or sewer rent or other governmental charges levied against the Mortgaged Property.

     Section 4. Representations; Seisin and Warranty. The (a) Entity represents and warrants that the Agency is the owner of a good and marketable fee simple title to the Land and the Improvements specifically identified on Exhibit B attached hereto free and clear of all Liens, except Permitted Liens and Liens listed as specific exceptions to coverage on Schedule B of the title insurance policy obtained by the Mortgagee to insure this Mortgage (collectively, the "Permitted Encumbrances"). Subject to the Permitted Encumbrances, the Entity shall warrant, defend and preserve such title and the rights granted by this Mortgage with respect thereto against all claims of all persons and entities. This Mortgage constitutes a valid and enforceable first mortgage lien on the Mortgaged Property, subject only to the Permitted Encumbrances.

     Section 5. Demolition/Alteration. Except as otherwise expressly permitted in the Credit Agreement, the Mortgagor shall not remove, demolish or materially alter any Mortgaged Property. The Entity represents and warrants to the Mortgagee that the Mortgaged Property is in good operating repair and condition.

     Section 6. Performance. The Entity shall perform and observe all of its obligations under the Credit Agreement and the other Fundamental Documents to which it is a party.

     Section 7. Waiver. The acceptance by the Mortgagee of any payments hereunder, after default, or the failure of the Mortgagee, in any one or more instances to insist upon strict performance by the Mortgagor of any terms and covenants of this Mortgage or to exercise any option or election herein conferred, shall not be deemed to be a waiver or relinquishment for the future of any such terms, covenants, elections or options.

     Section 8. Mortgage as Fixture Filing and Security Agreement. This Mortgage constitutes a security agreement and fixture filing under the Uniform Commercial Code. The Mortgagor hereby irrevocably authorizes the Mortgagee at any time and from time to time, to file in the appropriate office any financing statements and amendments thereto that (a) describe the Mortgaged Property hereby secured and (b) contain any other information required by Article 9 of the Uniform Commercial Code. Except as expressly permitted by the terms of the Credit Agreement, notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed "real property", and proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the Guaranteed Obligations. The information provided in this Section 8 is provided so that this Mortgage shall comply with the requirements of the Uniform Commercial Code for a mortgage instrument to be filed as a financing statement and a fixture filing. The Entity represents and warrants to Mortgagee that Entity's jurisdiction of organization is the State of New York. The Agency represents and warrants to Mortgagee that Agency's jurisdiction of organization is the State of New York. Each Mortgagor is the "Debtor" and its name and mailing address are set forth on the cover page of this Mortgage immediately preceding the Recitals. Mortgagee is the "Secured Party" and its names and mailing address are set forth on the cover page of the Mortgage immediately preceding the Recitals. A statement describing the portion of the Mortgaged Property comprising the fixtures is set forth in Granting Clause Three of this Mortgage. The employer identification number of the Entity is 30-0116454. The employer identification number of the Agency is 16-6158201.

     Section 9. No Assignment. Except as otherwise expressly permitted in the Credit Agreement, this Mortgage shall not be assigned by the Mortgagor without the prior consent of the Mortgagee.

     Section 10. Date of Mortgage. The date of this Mortgage shall be for identification purposes only and shall not be construed to imply that this Mortgage was executed on any date other than the respective dates of the acknowledgments of the parties hereto.

     Section 11. Taxes; Recording Taxes and Fees. (a) Within twenty (20) days of a request by the Mortgagee, the Entity shall submit to the Mortgagee receipted bills or other evidence showing payment, as required by the Credit Agreement, of all real property taxes, mortgage taxes, assessments, governmental charges or levies.

          (b) The Entity shall pay all (i) filing, registration or recording fees with respect to this Mortgage, any mortgage supplemental hereto, any assignments of rents, profits and leases, any security instrument with respect to any equipment, and any instrument of further assurance; and (ii) all federal, state, county and municipal stamp taxes, mortgage recording taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the Guaranteed Obligations and the execution, delivery and recording of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to any equipment or any instrument of further assurance.

     Section 12. Change in Laws. During the term of this Mortgage, in the event of the passage of any law or regulation which changes in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of the Mortgagee or the Lenders, then and in such event, the Entity shall bear and pay the full amount of such taxes, provided however, that the Entity shall not be responsible for the payment of any income or franchise taxes of the Mortgagee or the Lenders. The Mortgagor shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other private or public restriction limiting and/or defining the uses which may be made of any portion of the Premises and/or the Improvements.

     Section 13. Insurance. The Entity shall maintain or cause to be maintained with respect to the Mortgaged Property, insurance policies in such amounts and on such terms as is required by the Credit Agreement.

     Section 14. Damage and Destruction. If the Mortgaged Property, or any part thereof, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, the rights of the parties hereto shall be governed by the Credit Agreement. The Mortgagee shall have the exclusive right to settle and adjust any and all insurance proceeds and the costs and expenses thereof shall be paid by the Entity to the Mortgagee within ten (10) days after request (and the same shall be secured by this Mortgage). The Mortgagee is hereby irrevocably appointed as the Mortgagor's attorney-in-fact, coupled with an interest, with exclusive power to collect, compromise or settle any claim in connection with the foregoing.

     Section 15. Condemnation/Eminent Domain. If the Mortgaged Property, or any part thereof, shall be taken by the exercise of the right of eminent domain or condemnation, the rights of the parties hereto shall be governed by the Credit Agreement. The Mortgagee is hereby irrevocably appointed as the Mortgagor's attorney-in-fact, coupled with an interest, with exclusive power to collect, compromise or settle any claim in connection with the foregoing.

     Section 16. Indemnification. If any action or proceeding arising out of or relating to the Mortgaged Property, this Mortgage or any of the transactions contemplated herein shall be commenced to which action or proceeding the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, the actual, out-of-pocket expense of any litigation to prosecute or defend the rights and lien created by this Mortgage (including, without limitation, attorneys' fees, charges and disbursements through all appeals), shall be paid by the Entity, and until so paid, any such sum and the interest thereon shall be a lien on the Mortgaged Property, prior to any right, or title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

     Section 17. Assignment of Leases and Rents. The Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the Mortgaged Property for the purpose of collecting all Rents, to let the Mortgaged Property or any part thereof and to apply the Rents on account of the Guaranteed Obligations. This assignment and grant shall continue in effect until all of the Guaranteed Obligations are paid and performed in full. For so long as no Event of Default shall exist or be continuing, the Mortgagee hereby waives the right to enter upon and to take possession of the Mortgaged Property for the purpose of collecting the Rents or letting the Mortgaged Property. The Entity shall, in the event of the occurrence and continuance of any Event of Default, promptly pay the Rents to the Mortgagee, or to any receiver appointed to collect the same. If the Mortgagor does not surrender possession of the Mortgaged Property in the event of the occurrence and continuance of any Event of Default, the Entity shall pay monthly in advance to the Mortgagee, or to any receiver appointed hereunder, the Rents for letting the Mortgaged Property, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment the Mortgagor shall vacate and surrender the possession of the Mortgaged Property to the Mortgagee or to such receiver, and upon a default in vacating and surrendering the same may be evicted by summary or any other available proceedings. The Entity shall (a) perform and observe all of the material covenants and agreements required to be performed or observed by it under each Lease and perform and observe all of its covenants and agreements under the Agency Lease Agreement and (b) enforce the performance and observance of all covenants and agreements required to be performed or observed under each Lease and under the Agency Lease Agreement by the other party thereto. The Mortgagor shall not (i) accept a prepayment of rent under any Lease in excess of rent for one month, (ii) terminate or cancel any Lease unless the tenant thereunder is in material default thereunder beyond any applicable notice and/or cure periods, (iii) permit the assignment of any Lease or any subletting thereunder or (iv) materially modify or supplement any Lease. The Mortgagor shall not terminate or cancel the Agency Lease Agreement, assign or modify or supplement the same. The Entity shall promptly forward to the Mortgagee a copy of each notice of default received or forwarded under the Agency Lease Agreement. The Mortgagee shall have, as against any lessee under any Lease, all of the rights set forth in Section 291-f of the New York Real Property Law.

     Section 18. Advances. Upon the occurrence and continuance of any Event of Default, the Mortgagee may remedy such Event of Default, and all payments made by the Mortgagee in connection therewith (including, without limitation, attorneys' fees, charges and disbursements through all appeals) and the total of any payments due with respect to the Credit Agreement which are in default, together with, in each case, interest thereon at the rate set forth in the Credit Agreement, shall be added to the debt secured by this Mortgage. Any such sums and interest shall be a lien on the Mortgaged Property prior to any other lien attaching to or accruing subsequent to the lien of this Mortgage.

     Section 19. No Waiver of Existing or Future Rights. No other security previously or hereafter granted by the Mortgagor to the Mortgagee to secure payment of the amounts secured by this Mortgage shall be impaired or affected by this Mortgage; and no security subsequently taken by the Mortgagee to secure payment of the amounts secured by this Mortgage shall affect or impair the lien of this Mortgage, but all such additional security shall be deemed cumulative. The Mortgagee may resort for payment of the amounts secured by this Mortgage to any security held by the Mortgagee, in such order and manner as the Mortgagee, in its sole discretion, may elect.

     Section 20. Transfer of the Mortgaged Property; Permitted Liens. Except as otherwise expressly permitted in the Credit Agreement, the Mortgagor shall not
(a) sell, transfer, convey or assign any of the Mortgaged Property or (b) create, incur, assume or suffer to exist any Liens on or with respect to any of the Mortgaged Property.

     Section 21. Last Dollar. So long as the balance of the Guaranteed Obligations under the Credit Agreement exceeds the portion of the Guaranteed Obligations secured by this Mortgage, any payments, prepayments and repayments of the Guaranteed Obligations shall not be deemed to be applied against, or to reduce, the portion of the Guaranteed Obligations secured by this Mortgage. Such payments, prepayments and repayments shall instead be deemed to reduce only such portions of the Guaranteed Obligations as are not secured by this Mortgage.

     Section 22. No Exhaustion of Remedies Required. Notwithstanding anything contained herein to the contrary, the Mortgagee shall be under no duty to exercise or exhaust all or any of the rights, powers and remedies available to the Mortgagee, whether under this Mortgage or any other Fundamental Document.

                                   ARTICLE II

             THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS SHALL BE
                    AN EVENT OF DEFAULT UNDER THIS MORTGAGE:

     Event of Default Under the Fundamental Documents. The occurrence of any Event of Default under the Credit Agreement or any of the other Fundamental Documents.

                                   ARTICLE III

          IN THE EVENT THERE SHALL OCCUR AND BE CONTINUING AN EVENT OF
           DEFAULT, THE MORTGAGEE MAY TAKE ANY OR ALL OF THE FOLLOWING
                   ACTIONS, AT THE SAME OR AT DIFFERENT TIMES:

     Section 1. Acceleration. Declare the Guaranteed Obligations to be due and payable immediately, and upon any such declaration, the entire unpaid balance of the Guaranteed Obligations shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Mortgagor, anything herein or in any other Fundamental Documents notwithstanding.

     Section 2. Possession. Upon the occurrence and during the continuation of an Event of Default, the Mortgagee, to the extent permitted by Applicable Law, shall have the right forthwith after any such occurrence and continuance of an Event of Default to enter upon, and take possession of the Mortgaged Property, and to lease and let the said Mortgaged Property, and to receive all the rents, issues and profits thereof which are overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, on account of the Guaranteed Obligations; and the Mortgagee, to the extent permitted by Applicable Law, is given and granted full power and authority to do any act or thing which the Mortgagor or the successors or assigns of the Mortgagor who may then own the Mortgaged Property might do in connection with the management and operation of the Mortgaged Property (including, without limitation, complete the construction of any Improvements and, in the course of such completion, make such changes to the Mortgaged Property as the Mortgagee deems advisable). This remedy shall be effective either with or without any action brought to foreclose this Mortgage and without applying at any time for a receiver of such rents, issues and profits. Costs and expenses incurred by the Mortgagee under this Section shall become part of the Guaranteed Obligations secured hereunder.

     Section 3. Foreclosure. The Mortgagee may institute an action of mortgage foreclosure, or take other action as permitted by Applicable Law, at law or in equity, for the enforcement of this Mortgage, and proceed thereon to final judgment and execution of the entire amount secured hereby including, without limitation, costs of suit, interest and reasonable attorneys' fees. In case of any sale of the Mortgaged Property by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect, to the extent permitted by Applicable Law. The failure to make any tenant a party defendant to a foreclosure proceeding and to foreclose its rights will not be asserted by the Mortgagor as a defense in any proceeding instituted by the Mortgagee to collect the Guaranteed Obligations secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property. Costs and expenses incurred by the Mortgage under this Section shall become part of the Guaranteed Obligations secured hereby. Proceeds realized from a foreclosure of this Mortgage shall be applied in accord with the provisions of the Credit Agreement.

     Section 4. Sale. To the extent permitted by Applicable Law, the Mortgagee may, either with or without entry or taking possession of the Mortgaged Property as provided in this Mortgage or otherwise, personally or by its agents, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the Mortgaged Property or any part thereof pursuant to any procedures provided by Applicable Law (including, without limitation, the procedures set forth in Article 14 of the New York Real Property Actions and Proceedings Law) and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entirety or in parcels, and at such time and place, and upon such terms and after such notice as may be required or permitted by Applicable Law.

     Section 5. Application of Proceeds; Excess Monies. The proceeds of any sale made under or by virtue of this Article, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, together with any other sums which may then be held by the Mortgagee pursuant to this Mortgage, whether under the provisions of this Article or otherwise, shall be applied as set forth in the Credit Agreement.

     Section 6. Deficiency Decree. If at any foreclosure proceeding the Mortgaged Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against the Entity and against the property of the Entity for the amount of such deficiency, subject to Applicable Laws; and the Mortgagor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Property and the property of the Mortgagor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

     Section 7. Appointment of Receiver. The Mortgagee may have a receiver of the rents, issues and profits of the Mortgaged Property appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of the Mortgagor or any person who may be legally or equitably liable to pay moneys secured hereby, and the Mortgagor and each such person waive such proof and consent to the appointment of a receiver.

     Section 8. Fair Rental Payments. In the event of any occurrence and during the continuation of any Event of Default hereunder, if the Mortgagor or any subsequent owner is occupying the Mortgaged Property or any part thereof, it is hereby agreed that the said occupants shall promptly pay such reasonable rental monthly in advance as the Mortgagee shall demand for the Mortgaged Property or the part so occupied, and for the use of personal property covered by this Mortgage or any chattel mortgage or any security agreement.

     Section 9. Waivers of Right. Along with any and all agreements, waivers and relinquishments made by the Mortgagor under this Mortgage and the other Fundamental Documents, the Mortgagor waives (i) the benefit of all Applicable Laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the Mortgaged Property, (ii) the benefit of all Applicable Laws that may be hereafter enacted in any way extending the time for enforcing collection of the Guaranteed Obligations, or creating or extending a period of redemption from any sale made in collecting the Guaranteed Obligations, and (iii) any and all rights it may have, whether at law or equity, to require the Mortgagee to proceed to enforce or exercise any rights, powers and remedies the Mortgagee may have under the Credit Agreement and the other Fundamental Documents in any particular manner, in any particular order, or in any particular State or other jurisdiction. The Mortgagor further agrees that any particular proceeding, including, without limitation, foreclosure through court action or power of sale, may be brought and prosecuted in the local or federal courts as to all or any part of the Mortgaged Property, wherever located, without regard to the fact that any one or more prior or contemporaneous proceedings have been situated elsewhere with respect to the same or any other part of the Mortgaged Property. To the fullest extent that the Mortgagor may do so, the Mortgagor agrees that the Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any redemption, valuation, appraisement, stay of execution or extension; and the Mortgagor, for itself and on behalf of the Mortgagors' heirs, devisees, representatives, successors and assigns, and on behalf of all other persons now or hereafter claiming any interest in the Mortgaged Property, to the extent permitted by Applicable Law, hereby waives and releases all rights of redemption, valuation, appraisement, marshalling, stay of execution, extension, and notice of election to mature or declare due (except to the extent any such notice is specifically required to be given under the Credit Agreement) the whole of the Guaranteed Obligations in the event of the foreclosure of the lien hereby created. The Mortgagor further agrees that if any law referred to in this Section and now in force, of which the Mortgagor, the Mortgagor's heirs, devisees, representatives, successors and assigns or other person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. The Mortgagor expressly waives and relinquishes any and all rights and remedies that the Mortgagor may have or be able to assert by reason of Applicable Law pertaining to the rights and remedies of sureties, other than the defense of full payment and performance of the Guaranteed Obligations. The Mortgagor makes these agreements, waivers and relinquishments knowingly after consulting with and considering the advice of independent legal counsel selected by the Mortgagor.

     Section 10. Other Remedies. Upon the occurrence and during the continuation of an Event of Default the Mortgagee may also exercise any and all remedies available to it in law or in equity or in the Credit Agreement or in the other Fundamental Documents without regard to any particular order of remedy exercised. Without limiting the foregoing, the Mortgagee shall be entitled to enforce payment and performance of the Guaranteed Obligations and to exercise all rights and powers under this Mortgage or under any Fundamental Document or other agreement or any laws now or hereafter in force, notwithstanding that some or all of the Guaranteed Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being agreed that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as it may in its absolute discretion determine. No right or remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the Fundamental Documents to the Mortgagee, or to which the Mortgagee may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee and either of them may pursue inconsistent remedies.

     Section 11. Multi-site Collateral. If (a) the Mortgaged Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county or city, (b) in addition to this Mortgage, the Mortgagee shall now or hereafter hold or be the mortgagee or beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) securing the Guaranteed Obligations upon other property in the State in which the Mortgaged Property is located (whether or not such property is owned by the Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by Applicable Law, the Mortgagee may, at its election, commence or consolidate in a single sale or foreclosure action all sale or foreclosure proceedings against all such collateral securing the Guaranteed Obligations (including, without limitation, the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county or city in which any of such collateral is located. The Mortgagor acknowledges that the right to maintain a consolidated sale or foreclosure action is a specific inducement to the Mortgagee to extend the Guaranteed Obligations, and the Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Mortgagor further agrees that if the Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Guaranteed Obligations, or if the Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Mortgaged Property are located, the Mortgagee may commence or continue any sale or foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and the Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Mortgaged Property in a sale, to foreclose this Mortgage or the exercise of any other rights hereunder or the recovery of any judgment by the Mortgagee or the occurrence of any sale by the Mortgagee in any such proceedings shall not prejudice, limit or preclude the Mortgagee's right to commence or continue one or more sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a sale, to meet the statutory requirements for, any such sale of) any other collateral (either in or outside the State in which the Mortgaged Property is located) which directly or indirectly secures the Guaranteed Obligations, and the Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgage, and the Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis.

                                   ARTICLE IV

                                  MISCELLANEOUS

     Section 1. Invalidity of Certain Provisions. If the lien of this Mortgage is invalid or unenforceable as to any part of the Guaranteed Obligations, or if the lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially secured portion of the Guaranteed Obligations shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Guaranteed Obligations, and all payments made on the Guaranteed Obligations, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Guaranteed Obligations that is not secured or fully secured by the lien of this Mortgage.

     Section 2. Cumulative Rights. The rights and remedies herein expressed to be vested in or conferred upon the Mortgagee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any Applicable Law. The failure, at any one or more times, of the Mortgagee to assert the right to declare the Guaranteed Obligations due, or the granting by the Mortgagee of any extension or extensions of time of payment of the Guaranteed Obligations either to the maker or to any other person, or taking of other or additional security by the Mortgagee for the payment thereof, or the release of any security, or the modification of any of the terms of this Mortgage, the Credit Agreement or any of the other Fundamental Documents, or the waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Mortgagee hereunder, nor operate as a release from any liability under the Credit Agreement or any of the other Fundamental Documents, nor under any covenant or stipulation therein contained.

     Section 3. Notices. Any notice, consent and other communication provided for herein shall be in writing and given in the manner set forth in the Credit Agreement.

     Section 4. Severability. If any court determines that any provision of this Mortgage is void or unenforceable, this Mortgage shall remain in effect in accordance with its terms excluding the provision declared void or unenforceable.

     Section 5. Amendment. This Mortgage may not be changed or terminated, or any term or provision thereof waived or discharged, except in writing signed by the party against whom such change, termination, waiver or discharge is sought. This Mortgage and all its terms, covenants, conditions, and provisions shall run with the land and shall bind the Mortgagor and the Mortgagor's heirs, legal representatives, successors, assigns, and any and all subsequent owners, encumbrancers, and tenants of the Mortgaged Property and shall inure to the benefit of the Mortgagee.

     Section 6. Conflict. Notwithstanding any other provision of this Mortgage to the contrary, in the case of any conflict or inconsistency between any provision of this Mortgage and the Credit Agreement, the provisions of the Credit Agreement shall control.

     Section 7. Lien Law. Each Mortgagor, in compliance with Section 13 of the New York Lien Law, covenants that (a) it shall receive the advances of the Obligation, and shall hold the right to receive such advances, as a trust fund to be applied first for the purpose of paying the cost of the Improvements and
(b) it shall apply such advance first to the payment for the cost of the Improvements before using any part thereof for any other purpose.

     Section 8. New York Tax Lien Section 253. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

     Section 9. Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

     Section 10. Agency Provisions. (a) The obligations and agreements of the Agency contained herein and any other instrument or document executed in connection therewith or herewith, and any other instrument or document supplemental thereto or hereto, shall be deemed the obligations and agreements of the Agency, and not of any member, officer, director, agent (other than the Entity) or employee of the Agency in his individual capacity, and the members, officers, directors, agents (other than the Entity) and employees of the Agency shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby.

          (b) The obligations and agreements of the Agency contained herein and therein shall not constitute or give rise to an obligation of the State of New York or Oneida County, New York, and neither the State of New York nor Oneida County, New York shall be liable hereon or thereon, and, further, such obligations and agreements shall not constitute or give rise to a general obligation of the Agency, and Mortgagee shall have no recourse to the Agency other than the Agency's interests in the Mortgaged Property, including, but not limited to, the revenues derived and to be derived from the sale or other disposition of the Mortgaged Property. This Mortgage does not adversely affect the exercise by the Agency of the following rights (the "Agency's Reserved Rights") under the Agency Lease Agreement: The right to (i) receive in its own behalf all opinions of counsel, reports, statements, certificates, insurance policies or binders or certificates, or other communications required to be delivered by the Entity to the Agency; (ii) grant or withhold any consents or approvals required of the Agency; (iii) enforce or otherwise exercise in its own behalf all agreements of the Entity with respect to ensuring that the Mortgaged Property shall always constitute a qualified "project" as defined in and as contemplated by the Act (as defined in the Agency Lease Agreement); (iv) to enforce in its own behalf (or on behalf of the appropriate taxing authorities) the provisions of, and receive amounts payable under the PILOT (as defined in the Agency Lease Agreement) and Section 6.3 of the Agency Lease Agreement; (v) be indemnified pursuant to Section 8.2 of the Agency Lease Agreement; and (vi) reconvey the Mortgaged Property to Borrower in accordance with the terms of the Agency Lease Agreement. The Agency's Reserved Rights are not pledged to the Mortgagee hereunder and are reserved to the Agency and the contractual obligations of the Entity with respect to the Agency's Reserved Rights shall survive a foreclosure of this Mortgage.

                   [Signature page follows on the next page.]

THE MORTGAGOR HEREBY DECLARES THAT THE MORTGAGOR HAS READ THIS MORTGAGE, HAS SIGNED THIS MORTGAGE AS OF THE DATE AT THE TOP OF THE FIRST PAGE AND THE MORTGAGOR ACKNOWLEDGES THAT IT HAS RECEIVED A TRUE AND COMPLETE COPY OF THIS MORTGAGE.

IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have duly caused this Mortgage to be duly executed and delivered as of the day and year first above written.

                                        Oneida Silversmiths, Inc.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                            Name: Peter J. Kallet
                                            Title: Chief Executive Officer


                                        Oneida County Industrial Development
                                        Agency


                                        By: /s/ ROBERT R. CALLI
                                            ------------------------------------
                                            Name: Robert R. Calli
                                            Title: Chairman


                                        JPMorgan Chase Bank,
                                        as Collateral Agent


                                        By: /s/ ROGER ODELL
                                            ------------------------------------
                                            Name: Roger Odell
                                            Title: Managing Director

STATE OF NEW YORK
COUNTY OF NEW YORK     ss.:

     On August 27, 2004 before me, the undersigned, personally appeared Robert
R. Calli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ KRISTEN L. SMITH
                                            ------------------------------------
                                            Notary Public

     [SEAL]

STATE OF NEW YORK

COUNTY OF MADISON      ss.:

     On August 18th, 2004 before me, the undersigned, personally appeared Peter
J. Kallet, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ ERIN L. MARKEY
                                            ------------------------------------
                                            Notary Public

     [SEAL]

STATE OF NEW YORK
COUNTY OF MUNROE       ss.:

     On August 31, 2004 before me, the undersigned, personally appeared Roger Odell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ ARLENE N. CARROLL
                                            ------------------------------------
                                            Notary Public

     [SEAL]

                                    Exhibit A

                                Existing Mortgage

1. Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of April 23, 2002, executed and delivered by Oneida Ltd. and the Oneida County Industrial Development Agency to JPMorgan Chase, as the Existing Collateral Agent, and recorded with the Clerk of Oneida County, New York on April 24, 2002 as 2002-010129.

                                    Exhibit B

                                  The Premises

This Exhibit B to the foregoing Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing is not filed with such document. This Exhibit B will be furnished supplementally to the Securities & Exchange Commission upon request.